earnings presentation • Fourth Quarter 2022 Exhibit 99.2

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2021, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

4Q 2022 results 129th Consecutive Quarter of Profitability 4 • EOP assets increased $379.5 million compared to the linked quarter to $17.0 billion • EOP loans increased $501.5 million compared to the linked quarter to $10.3 billion • Average deposits increased $261.3 million compared to the linked quarter to $12.6 billion • EOP investment securities decreased $119.1 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income - $56.0 million; $55.1 million as adjusted1 • Noninterest expense - $124.4 million; $117.3 million as adjusted1 • Efficiency ratio - 58.17%. Adjusted1 efficiency ratio - 55.08% • Effective tax rate of 13.1%. Adjusted1 effective tax rate of 19.5% • Net interest income - $157.9 million • Net interest margin of 4.43% on a GAAP basis; 4.47% on a fully tax equivalent basis1 • Net income - $69.1 million or $0.73 per diluted share. Adjusted1 net income - $68.9 million or $0.73 per diluted share • Return on average assets - 1.63%. • Return on average shareholders’ equity - 13.64%. Adjusted1 return on average shareholders’ equity - 13.61% • Return on average tangible common equity - 29.93%1. Adjusted1 return on average tangible common equity - 29.86% • Provision expense - $10.0 million • Net charge-offs – ($0.2) million. NCOs / Avg. Loans – (0.01%) annualized • Classified Assets / Total Assets - 0.75% • NPA / Total Assets – 0.23% • ACL / Total Loans – 1.29% • Total capital ratio – 13.64% • Tier 1 common equity ratio – 10.83% • Tangible common equity ratio – 5.95%. Adjusted1 Tangible common equity ratio– 8.20% • Tangible book value per share – $9.97 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

4Q 2022 highlights • Quarterly earnings driven by strong net interest margin and record fee income • Adjusted1 earnings per share - $0.73 • Adjusted1 return on assets - 1.63% • Adjusted1 pre-tax, pre-provision return on assets – 2.26% • Adjusted1 return on average tangible common equity – 29.86% • End of period loan balances increased with strong origination volumes across the portfolio • EOP loan balances increased $501.5 million compared to the linked quarter; 20.3% on an annualized basis • Broad based portfolio growth included a $150.2 million increase in C&I; a $129.7 million increase in finance leases; a $111.2 million increase in ICRE; a $65.4 million increase in residential mortgage loans, and a $60.4 million increase in Oak Street • Total average deposit balances increased $261.3 million, or 8.4% annualized • Stable core deposit balances; $58.0 million decline in total deposit balances, excluding $319.3 million increase in brokered CD’s • $49.0 million in noninterest bearing deposit growth from linked quarter • Average noninterest bearing deposits were 33.4% of average total deposits • Accelerating 4.47% net interest margin (FTE) • 49 bp increase from third quarter driven by increase in interest rates and asset sensitive balance sheet • 96 bp increase in loan yields offset 31 bp increase in cost of deposits • Adjusted1 noninterest income of $55.1 million • Record foreign exchange income of $19.6 million, an increase of $7.8 million, or 66.7%, from linked quarter • Record leasing business revenue of $11.1 million, an increase of $4.0 million, or 56.1% compared to linked quarter • Adjusted1 for $0.9 million gain on investment securities 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. These fair value measurements are considered final as of December 31, 2022. 5

4Q 2022 highlights • Adjusted1 noninterest expense of $117.3 million • Adjusted1 for $6.4 million in tax credit investment writedowns and $0.7 million of other costs not expected to recur such as acquisition, severance and branch consolidation costs • Increase compared to linked quarter driven by elevated incentive costs tied to record foreign exchange income and overall Company performance during the period • $2.5 million contribution to First Financial Foundation • Efficiency ratio of 58.2%; 55.1% as adjusted1 • Allowance for credit loss (ACL) and provision expense increased compared to linked quarter • Total ACL of $151.4 million; provision expense of $10.0 million o Loans and leases - ACL of $133.0 million; 1.29% of total loans o Unfunded Commitments - ACL of $18.4 million • Increase in provision expense driven by loan grown, slowing prepayments and economic forecasts • NPA to total assets of 0.23% • Net recoveries for the quarter of 1 bp of average loans and leases • Nonaccrual loans of $28.6 million; $7.7 million, or 21.2%, decline compared to linked quarter • Regulatory capital ratios in excess of internal targets • Total capital ratio of 13.64% • Tier 1 common equity of 10.83%; 1 basis point increase from linked quarter • Tangible book value increased by $0.49 to $9.97 due to strong earnings • Tangible common equity increased 16 bps to 5.95%; 8.20%1 excluding ($358.7) million of AOCI • No shares repurchased in fourth quarter 6 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 2The fair value measurements of assets acquired and liabilities assumed in the Summit acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. These fair value measurements are considered final as of December 31, 2022. .

adjusted net income1 7 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 157,896$ 157,896$ 137,892$ 137,892$ Provision for credit losses-loans and leases 8,689$ 8,689$ 7,898$ 7,898$ Provision for credit losses-unfunded commitments 1,341$ 1,341$ 386$ 386$ Noninterest income 56,035$ 56,035$ 42,534$ 42,534$ less: gains (losses) on investment securities - 922 A - (880) A Total noninterest income 56,035$ 55,113$ 42,534$ 43,414$ Noninterest expense 124,442$ 124,442$ 125,068$ 125,068$ less: tax credit investment - 6,406 A - 17,212 A less: Summit acquistion costs - 149 A - 76 A less: other - 558 A - 1,671 A Total noninterest expense 124,442$ 117,329$ 125,068$ 106,109$ Income before income taxes 79,459$ 85,650$ 47,074$ 66,913$ Income tax expense 10,373$ 10,373$ (8,631)$ (8,631)$ plus: after-tax impact of tax credit investment @ 21% - 5,061 - 13,598 plus: tax effect of adjustments (A) @ 21% statutory rate - 1,300 - 4,166 Total income tax expense 10,373$ 16,734$ (8,631)$ 9,133$ Net income 69,086$ 68,916$ 55,705$ 57,780$ Net earnings per share - diluted 0.73$ 0.73$ 0.59$ 0.61$ Pre-tax, pre-provision return on average assets 2.12% 2.26% 1.34% 1.82% 4Q 2022 3Q 2022 profitability 8 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.73 $0.59$0.55 $0.44$0.50 $0.73  $0.61  $0.56  $0.46  $0.58  4Q223Q222Q221Q224Q21 Diluted EPS Adjusted EPS 1 1.63% 1.35%1.28% 1.03%1.16% 1.63% 1.40% 1.31% 1.09% 1.34% 4Q223Q222Q221Q224Q21 ROA Adjusted ROA 1 29.93% 22.29%20.68% 14.93%15.11% 29.86% 23.12%21.26% 15.75% 17.43% 4Q223Q222Q221Q224Q21 ROATCE Adjusted ROATCE 1 70.1% 69.6% 61.8% 69.3% 58.2%60.2% 67.7% 60.9% 58.5% 55.1% 4Q21 1Q22 2Q22 3Q22 4Q22 Efficiency Ratio Adjusted Efficiency Ratio 1

net interest income & margin 9 Net Interest Margin (FTE) 4Q22 NIM (FTE) Progression Net Interest Income All dollars shown in millions $5.0 $4.2 $3.9 $3.7$6.5 $1.2 $2.3 $2.6 $2.2$2.3 $5.6 $157.9 $137.9 $117.0 $106.3 $110.8 4Q223Q222Q221Q224Q21 Loan Fees Loan Accretion PPP Interest/Fees 3Q22 3.98% Asset yields/mix 0.90% Deposit/funding costs/mix -0.39% Accretion/other -0.02% 4Q22 4.47% 4.28% 3.78% 3.24% 2.93%2.82% 0.15% 0.12% 0.11% 0.11%0.18% 0.04% 0.07% 0.08% 0.07%0.07% 0.16% 4.47% 3.98% 3.45% 3.16%3.23% 4Q223Q222Q221Q224Q21 Basic Margin (FTE) Loan Fees Loan Accretion PPP Fees

average balance sheet 10 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $12,632$12,371$12,538$12,784$12,885 0.51% 0.20% 0.09%0.08%0.10% 4Q223Q222Q221Q224Q21 Total Deposits Cost of Deposits $10,059$9,597$9,368$9,267$9,283 6.01% 5.05% 4.16%3.82%3.96% 4Q223Q222Q221Q224Q21 Gross Loans Loan Yield (Gross) 1 $3,705$4,003$4,118$4,308$4,344 3.68% 3.11% 2.78% 2.50% 2.29% 4Q223Q222Q221Q224Q21 Average Investment Securities Investment Securities Yield

11 1NII – Year 1 impact, represents percentage change for immediate parallel changes in rates 2Reflects percentage of loans classified as variable rate and repricing in ≤ 1yr, hybrid variable rate repricing in > 1yr, or fixed rate, including loans held for sale 3Schedule reflects remaining maturity or repricing frequency for all fixed rate loans or hybrid variable rate loans repricing in > 1yr, including loans held for sale asset sensitive balance sheet positioning Net Interest Income Sensitivity 1 Loans - Variable Exposure2 Fixed/Hybrid Years to Maturity/Repricing3 ‐6.7% 4.5% 8.2% ‐100 bps +100 bps +200 bps 11% 7% 9% 73% ≤1 yr 1-2 yrs 2-3 yrs > 3 yrs Variable ≤ 1yr 65% Hybrid >  1yr 8% Fixed 27%

liquidity and beta profile 12 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Liquidity Trends 26% 28% 29% 30% 29% 28% 26% 25% 1Q21 2Q21 3Q21 4Q21  1Q22  2Q22  3Q22  4Q22 Cash + Securities / Assets 79% 76% 74% 72% 72% 77% 79% 81% 1Q21 2Q21 3Q21 4Q21  1Q22  2Q22  3Q22  4Q22 Loans / Deposits Ratio 53.1% 79.0% 62.1% 3Q15‐2Q19 Fed Cycle (+225bps) 3Q19‐4Q21 Fed Cycle (‐225bps) 1Q22‐4Q22 Fed Cycle (+425bps) 24% 31% 10% 3Q15‐2Q19 Fed Cycle (+225bps) 3Q19‐4Q21 Fed Cycle (‐225bps) 1Q22‐4Q22 Fed Cycle (+425bps)

13 Liquidity Sources Available Borrowing Capacity Liquidity Sources • In addition to deposits, First Financial has approximately $6.0 billion of readily available funding sources to meet customer needs through the following sources: • Interest-bearing deposits with other banks • Fed funds • FHLB funding • Brokered CDs • Highly liquid securities • Fed discount window • Investment securities portfolio: • $814 million of expected cash flow from securities portfolio in next 12 months • $371 million of securities available to be sold at breakeven • Portfolio duration of 4.6 years at 12/31 liquidity and borrowing capacity Investment Liquidity (dollars shown in thousands) (dollars shown in billions) Interest-bearing deposits with other banks 387,982$ Fed funds 1,688,000 Unpledged investment securities 1,931,516 FHLB borrowing availability 347,435 Brokered CDs 959,090 Funds available through Fed Discount Window 714,623 Total as of December 31, 2022 6,028,646$ $4.6  $4.5  $4.6  $4.8  $5.1  $4.5  $4.3  $3.7  1Q21 2Q21 3Q21  4Q21  1Q22  2Q22  3Q22  4Q22 Available borrowing capacity loan portfolio 14 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $501.5 million ICRE $3,526  34% Commercial &  Small Business  Banking $3,362  33% Oak Street $670  7% Franchise $276  3% Summit $307  3% Consumer $972  9% Mortgage $1,183  11% PPP $3  0% Total $10.3 Billion 1 $111.2 $150.2 $60.4 ‐$19.7 $129.7 $5.2 $65.4 ‐$0.9 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Consumer Mortgage PPP

loan concentrations 15 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Summit Funding Group Property Type 12/31/22 % of Total Loans Residential Multi Family 5+ $952.5 9.24% Retail Property 790.2 7.67% Office 555.2 5.39% Hospital/Nursing Home 343.9 3.34% Industrial 341.9 3.32% Hotel 291.3 2.83% Residential 1-4 Family 90.4 0.88% Land 85.9 0.83% Other Real Estate 51.2 0.50% Other 23.2 0.23% Grand Total $3,525.8 34.21% NAICS Sector 12/31/22 % of Total Loans Finance and Insurance $787.0 7.64% Real Estate and Rental and Leasing 768.7 7.46% Manufacturing 591.7 5.74% Accommodation and Food Services 349.9 3.39% Health Care and Social Assistance 253.6 2.46% Construction 219.3 2.13% Retail Trade 199.6 1.94% Professional, Scientific, and Technical Services 190.6 1.85% Other Services (except Public Administration) 159.2 1.54% Agriculture, Forestry, Fishing and Hunting 145.4 1.41% Wholesale Trade 139.7 1.36% Transportation and Warehousing 122.3 1.19% Administrative and Support and Waste Management 89.0 0.86% Arts, Entertainment, and Recreation 73.3 0.71% Public Administration 67.5 0.65% Other 154.2 1.50% Grand Total $4,311.0 41.83%

deposits 16 Deposit Product Mix (Avg) 4Q22 Average Deposit Progression All dollars shown in millions Total growth/(decline): $261.3 million ‐$90.1 $49.0 $9.3 ‐$63.4 ‐$8.1 $319.3 $45.3 Interest‐bearing demand Noninterest‐bearing Savings Money Markets Retail CDs Brokered CDs Public Funds Interest‐bearing  demand $1,791  14% Noninterest‐ bearing $4,225  33% Savings $1,399  11% Money Markets $2,113  17% Retail CDs $841  7% Brokered CDs $446  4% Public Funds $1,817  14% Total $12.6 billion noninterest income 17 Noninterest Income 4Q22 Highlights All dollars shown in thousands • Total fee income 26.2% of net revenue • Record foreign exchange income of $19.6 million; increased $7.8 million, or 66.7%, from linked quarter • Record leasing business income of $11.1 million; increased $4.0 million, or 56.1%, from the linked quarter • Trust and wealth management fees of $5.6 million increased $0.2 million, or 2.9%, from the linked quarter • Deposit service charge income of $6.4 million; increased $0.1 million, or 2.0%, from the linked quarter • Mortgage banking income of $2.2 million; decreased $1.5 million, or 40.8%, from the linked quarter • Client derivative income of $1.8 million; $0.4 million, or 25.9%, increase from the linked quarter Service Charges $6,406  11% Wealth Mgmt $5,648  10% Bankcard income $3,736  7% Client derivative  fees $1,822  3% Foreign  exchange income $19,592  35% Leasing  business income $11,124  20% Mortgage  origination income $2,206  4% Other  $5,501  10% Total $56.0 million noninterest expense 18 Noninterest Expense 4Q22 Highlights All dollars shown in thousands • Core expenses increased due to elevated incentive costs tied to record foreign exchange income during the period and overall Company performance • $2.5 million contribution to First Financial Foundation • Adjustments include: • $6.4 million of tax credit investment writedowns • $0.7 million of other costs not expected to recur such as acquisition, branch consolidation and severance costs Salaries and  benefits $73,621  59% Occupancy  and  equipment $8,668  7% Data processing $8,567  7% Professional  services $3,015  2% Intangible  amortization $2,573  2% Leasing business  expense $6,061  5% Other $21,937  18% Total $124.4 million current expected credit losses - loans and leases 19 ACL / Total Loans 4Q22 Highlights All dollars shown in thousands • $151.4 million combined ACL; $10.0 million combined provision expense • $133.0 million ACL – loans and leases; increase driven by strong loan growth and slower prepayment rates; 1.29% of loan balances • Utilized Moody’s December baseline forecast in quantitative model • $18.4 million ACL – unfunded commitments ACL by Loan Type All dollars shown in millions 4Q21 1Q22 2Q22 3Q22 4Q22 Loans Commercial and industrial 44,052$              37,783$              39,179$              41,032$              42,313$              Lease financing 1,633                    2,093                    2,212                    2,450                    3,571                    Real estate ‐construction 11,874                 11,410                 11,965                 14,046                 13,527                 Real estate ‐ commercial 53,420                 51,512                 39,856                 38,071                 41,106                 Real estate ‐ residential 6,225                    6,152                    7,383                    9,422                    12,684                 Home equity 9,643                    9,676                    10,980                 11,620                 12,447                 Installment  1,097                    1,075                    1,189                    4,855                    4,945                    Credit card 4,048                    4,429                    5,121                    2,600                    2,384                    ACL‐loan and lease losses  131,992$           124,130$           117,885$           124,096$           132,977$               ACL‐unfunded commitments  13,406$              13,179$              16,661$              17,046$              18,388$              $133.0$124.1$117.9$124.1$132.0 1.29%1.27%1.25% 1.34%1.42% 4Q223Q222Q221Q224Q21 Allowance for Credit Losses ACL / Total Loans

asset quality 20 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $7.4  $2.3  $2.0  $1.7  $(0.2) ‐$7.7 ‐$5.8 ‐$0.8 $8.3 $10.0 ‐0.01% 0.07% 0.08%0.10% 0.32% 4Q21 1Q22 2Q22 3Q22 4Q22 NCOs Provision Expense NCOs / Average Loans $39.8 $47.4$50.2$53.6 $60.1 0.23%0.28%0.31%0.33%0.37% 4Q223Q222Q221Q224Q21 NPAs NPAs / Total Assets $128.1 $115.0$119.8 $106.8$104.8 0.75%0.69%0.74%0.67%0.64% 4Q223Q222Q221Q224Q21 Classified Assets Classified Assets / Total Assets

capital 21 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 12/31 Risk Weighted Assets = $12,923,233 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 10.83%10.82%10.91%10.87%10.85% 7.00% 4Q223Q222Q221Q224Q21 Tier 1 Common Equity Ratio Basel III minimum 11.17%11.17%11.28%11.24%11.22% 8.50% 4Q223Q222Q221Q224Q21 Tier 1 Capital Ratio Basel III minimum 13.64%13.73%13.94%13.97%14.11% 10.50% 4Q223Q222Q221Q224Q21 Total Capital Ratio Basel III minimum 7.58% 6.95% 6.40% 5.79% 5.95% 7.58% 7.90% 8.01% 8.07% 8.20% 4Q21 1Q22 2Q22 3Q22 4Q22 TCE ratio Adjusted TCE ratio1 capital strategy 22 Strategy & Deployment Tangible Book Value Per Share • 3.8% annualized dividend yield • 31.5% of 4Q22 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 4Q22; no plans to repurchase shares in near- term• Increase in TBV per share driven by strong earnings during the period $9.97  $9.48  $10.27  $10.97  $12.26  4Q223Q222Q221Q224Q21 Tangible Book Value per Share

outlook commentary1 • Loan balances expected to grow mid single digits in near term • Core deposit balances to moderately decline in near term 23 • Expected to be $109-111 million • Growth in leasing business expense as portfolio grows • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Continued stability in credit quality trends • ACL coverage expected to be slightly higher • Uncertainty regarding inflation and macroeconomic environment Noninterest Income • Total fee income expected to be $45-47 million • Foreign exchange income expected to return to historical levels in 1Q23 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 4.50% - 4.60% • Likely to peak in 1Q dependent upon Fed action Capital • Expect to maintain dividend at current levels

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 24 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 25 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, 2022 2022 2022 2022 2021 Net interest income 157,896$ 137,892$ 117,010$ 106,345$ 110,806$ Tax equivalent adjustment 1,553 1,712 1,625 1,467 1,386 Net interest income - tax equivalent 159,449$ 139,604$ 118,635$ 107,812$ 112,192$ Average earning assets 14,136,477$ 13,917,815$ 13,780,243$ 13,848,596$ 13,793,644$ Net interest margin1 4.43% 3.93% 3.41% 3.11% 3.19 % Net interest margin (fully tax equivalent)1 4.47% 3.98% 3.45% 3.16% 3.23 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 26 All dollars shown in thousands Additional non-GAAP ratios Dec. 31, Sep. 30, June 30, Mar. 31, Dec. 31, (Dollars in thousands, except per share data) 2022 2022 2022 2022 2021 Net income (a) 69,086$ 55,705$ 51,520$ 41,301$ 46,945$ Average total shareholders' equity 2,009,564 2,089,179 2,099,670 2,225,495 2,241,820 Less: Goodw ill (998,575) (999,690) (999,958) (1,000,238) (938,453) Other intangibles (95,256) (97,781) (100,354) (103,033) (71,006) Average tangible equity (b) 915,733 991,708 999,358 1,122,224 1,232,361 Total shareholders' equity 2,041,373 1,994,132 2,068,670 2,137,445 2,258,942 Less: Goodw ill (1,001,507) (998,422) (999,959) (999,959) (1,000,749) Other intangibles (93,919) (96,528) (99,019) (101,673) (104,367) Ending tangible equity (c) 945,947 899,182 969,692 1,035,813 1,153,826 Less: AOCI (358,663) (354,570) (243,328) (142,477) (433) Ending tangible equity less AOCI (d) 1,304,610 1,253,752 1,213,020 1,178,290 1,154,259 Total assets 17,003,316 16,623,793 16,243,714 16,009,150 16,329,141 Less: Goodw ill (1,001,507) (998,422) (999,959) (999,959) (1,000,749) Other intangibles (93,919) (96,528) (99,019) (101,673) (104,367) Ending tangible assets (e) 15,907,890 15,528,843 15,144,736 14,907,518 15,224,025 Risk-w eighted assets (f) 12,923,233 12,467,422 11,982,860 11,705,447 11,642,201 Total average assets 16,767,598 16,385,989 16,185,978 16,184,919 16,036,417 Less: Goodw ill (998,575) (999,690) (999,958) (1,000,238) (938,453) Other intangibles (95,256) (97,781) (100,354) (103,033) (71,006) Average tangible assets (g) 15,673,767$ 15,288,518$ 15,085,666$ 15,081,648$ 15,026,958$ Ending shares outstanding (h) 94,891,099 94,833,964 94,448,792 94,451,496 94,149,240 Ratios Return on average tangible shareholders' equity (a)/(b) 29.93% 22.29% 20.68% 14.93% 15.11% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 5.95% 5.79% 6.40% 6.95% 7.58% Risk-w eighted assets (c)/(f) 7.32% 7.21% 8.09% 8.85% 9.91% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 8.20% 8.07% 8.01% 7.90% 7.58% Average tangible equity as a percent of average tangible assets (b)/(g) 5.84% 6.49% 6.62% 7.44% 8.20% Tangible book value per share (c)/(h) 9.97$ 9.48$ 10.27$ 10.97$ 12.26$ Three months ended, appendix: non-GAAP to GAAP reconciliation 27 All dollars shown in thousands Additional non-GAAP measures 2Q22 1Q22 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 157,896$ 157,896$ 137,892$ 137,892$ 117,010$ 117,010$ 106,345$ 106,345$ Provision for credit losses-loans and leases (j) 8,689 8,689 7,898 7,898 (4,267) (4,267) (5,589) (5,589) Provision for credit losses-unfunded commitments (j) 1,341 1,341 386 386 3,481 3,481 (226) (226) Noninterest income 56,035 56,035 42,534 42,534 49,778 49,778 41,294 41,294 less: gains (losses) on sale of investment securities 922 (880) (1,054) (196) less: other - - - - Total noninterest income (g) 56,035 55,113 42,534 43,414 49,778 50,832 41,294 41,490 Noninterest expense 124,442 124,442 125,068 125,068 103,034 103,034 102,805 102,805 less: tax credit investments 6,406 17,212 104 104 less: legal settlement - - - - less: Summit acquisition costs 149 76 100 323 less: COVID-19 and other 558 1,671 666 2,354 Total noninterest expense (e) 124,442 117,329 125,068 106,109 103,034 102,164 102,805 100,024 Income before income taxes (i) 79,459 85,650 47,074 66,913 64,540 66,464 50,649 53,626 Income tax expense 10,373 10,373 (8,631) (8,631) 13,020 13,020 9,348 9,348 plus: tax effect of adjustments 5,061 13,598 82 83 plus: after-tax impact of tax credit investments @ 21% 1,300 4,166 404 625 Total income tax expense (h) 10,373 16,734 (8,631) 9,133 13,020 13,506 9,348 10,056 Net income (a) 69,086$ 68,916$ 55,705$ 57,780$ 51,520$ 52,958$ 41,301$ 43,570$ Average diluted shares (b) 94,832 94,832 94,794 94,794 94,450 94,450 94,264 94,264 Average assets (c) 16,767,598 16,767,598 16,385,989 16,385,989 16,185,978 16,185,978 16,184,919 16,184,919 Average shareholders' equity 2,009,564 2,009,564 2,089,179 2,089,179 2,099,670 2,099,670 2,225,495 2,225,495 Less: Goodw ill and other intangibles (1,093,831) (1,093,831) (1,097,471) (1,097,471) (1,100,312) (1,100,312) (1,103,271) (1,103,271) Average tangible equity (d) 915,733 915,733 991,708 991,708 999,358 999,358 1,122,224 1,122,224 Ratios Net earnings per share - diluted (a)/(b) 0.73$ 0.73$ 0.59$ 0.61$ 0.55$ 0.56$ 0.44$ 0.46$ Return on average assets - (a)/(c) 1.63% 1.63% 1.35% 1.40% 1.28% 1.31% 1.03% 1.09% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 2.12% 2.26% 1.34% 1.82% 1.58% 1.63% 1.12% 1.20% Return on average tangible shareholders' equity - (a)/(d) 29.93% 29.86% 22.29% 23.12% 20.68% 21.26% 14.93% 15.75% Efficiency ratio - (e)/((f)+(g)) 58.2% 55.1% 69.3% 58.5% 61.8% 60.9% 69.6% 67.7% Effective tax rate - (h)/(i) 13.1% 19.5% -18.3% 13.6% 20.2% 20.3% 18.5% 18.8% (Dollars in thousands, except per share data) 4Q22 3Q22

28 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202